UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 13, 2014

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Summer Infant, Inc. (the “Company”) held on August 13, 2014 (the “Annual Meeting”), the Company’s stockholders approved amendments to the Company’s 2012 Incentive Compensation Plan (as amended, the “Plan”).  The amendments (a) increased the number of shares of the Company’s common stock reserved for issuance under the Plan from 500,000 shares to 1,100,000 shares and (b) increased the individual limitations on the amount of equity awards that may be granted to a participant in a fiscal year from 500,000 to 750,000 shares. The foregoing description is qualified in its entirety by reference to the Plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

Set forth below are the matters submitted at the Annual Meeting by the Company’s Board of Directors to a vote of the Company’s stockholders and the final results of the voting for each proposal.

Proposal 1: Election of Directors

Each of the following nominees for director was elected based on the following vote:

Nominee	For	Withheld	Broker Non-Votes
Derial H. Sanders	10,460,980	182,889	4,710,706

Robert Stebenne	8,585,030	2,058,839	4,710,706

Stephen J. Zelkowicz	10,352,259	291,610	4,710,706

Proposal 2: Approval and Adoption of Amendments to the Company’s 2012 Incentive Compensation Plan

The proposed amendments to the Company’s 2012 Incentive Compensation Plan, including the amendment to increase the number of shares available for issuance thereunder from 500,000 shares to 1,100,000 shares, were approved based on the following vote:

For	Against	Abstained	Broker Non-Votes
8,714,065	1,919,821	9,983	4,710,706

Proposal 3: Approval, on an Advisory Basis, of Named Executive Officer Compensation

The compensation of the Company’s named executive officers for 2013 was approved by a non-binding advisory vote based upon the following vote:

For	Against	Abstained	Broker Non-Votes
10,478,215	148,020	17,634	4,710,706

Proposal 4: Ratification of Appointment of McGladrey LLP as Independent Auditor

The appointment of McGladrey LLP as the independent auditor of the Company for fiscal year ending December 31, 2014 was ratified based on the following vote:

For	Against	Abstained
15,145,352	208,024	1,199

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	2012 Incentive Compensation Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: August 14, 2014	By:	/s/ Paul Francese
Paul Francese
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	2012 Incentive Compensation Plan, as amended